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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):     April 13, 1999
                                                   ---------------------



                             JEFFERIES GROUP, INC.
                -----------------------------------------------
                (Exact Name of Registrant Specified in Charter)



     Delaware                 1-11665                       95-2848406
----------------          ----------------              -------------------
(State or Other           (Commission File               (I.R.S. Employer
Jurisdiction of               Number)                   Identification No.)
 Incorporation)



11100 Santa Monica Boulevard, 11th Floor
          Los Angeles, CA                                   90025
----------------------------------------             --------------------
(Address of Principal Executive Offices)                  (Zip Code)




Registrant's telephone number, including area code:      (310) 445-1199
                                                     --------------------






         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

         The registrant hereby incorporates by reference the press release dated April 13, 1999 attached hereto as Exhibit 99.1








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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       JEFFERIES GROUP, INC.
                                            (Registrant)


                                       By  \s\ Clarence T. Schmitz
                                           ----------------------------------
                                             Clarence T. Schmitz
                                             Executive Vice President and
                                             Chief Financial Officer


Dated:  April 13, 1999



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                                  EXHIBIT INDEX

Exhibit
 Number            Description
---------          -----------
  99.1             April 13, 1999 press release: Jefferies Group, Inc.
                   (NYSE: JEF) Releases First Quarter 1999 Earnings